                                                                   Exhibit 3.110



                                STATE OF FLORIDA

                            ARTICLES OF INCORPORATION

                                       OF

                                TOLL FL GP CORP.
                                ----------------


         FIRST: THE CORPORATE NAME THAT SATISFIES THE REQUIREMENTS OF SECTION
607.0401 IS:

         Toll FL GP Corp.

         SECOND: THE STREET ADDRESS OF THE INITIAL PRINCIPAL OFFICE AND, IF DIFFERENT, THE MAILING ADDRESS OF THE CORPORATION IS:

         3103 Philmont Avenue, Huntingdon Valley, PA 19006

         THIRD: THE NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE IS:

         1,000 common shares, $1.00 par value

         *FOURTH: (a) IF THE SHARES ARE TO BE DIVIDED INTO CLASSES, THE DESIGNATION OF EACH CLASS IS: N/A

         _______________________                     ___________________________

         _______________________                     ___________________________

         _______________________                     ___________________________

                  (b) STATEMENT OF THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS IN RESPECT OF THE SHARES OF EACH CLASS: N/A

CLASS                PREFERENCES          LIMITATIONS          RELATIVE RIGHTS
________________     ________________     ________________     ________________
________________     ________________     ________________     ________________

         *FIFTH: (a) IF THE CORPORATION IS TO ISSUE THE SHARES OF ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DESIGNATION OF EACH SERIES IS: N/A



(*Optional)

         _______________________                     ___________________________

         _______________________                     ___________________________

         _______________________                     ___________________________

         TENTH:  THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

                                    Elizabeth Beavers
                                    3103 Philmont Avenue
                                    Huntingdon Valley, PA  19006

         THE UNDERSIGNED HAS (HAVE) EXECUTED THESE ARTICLES OF INCORPORATION THIS 9th DAY OF November, 1994.
    -----       --------    --


                                             Elizabeth Beaveres
                                             SIGNATURE/TITLE
                                             Elizabeth Beavers, Incorporator
                                             -------------------------------
                                             SIGNATURE/TITLE

                                             -------------------------------
                                             SIGNATURE/TITLE


ACCEPTANCE BY THE REGISTERED AGENT AS REQUIRED IN SECTION 607.0501 (3) F.S.: C T CORPORATION SYSTEM IS FAMILIAR WITH AND ACCEPTS THE OBLIGATIONS PROVIDED FOR IN
SECTION 607.0505.

                                              C T CORPORATION SYSTEM


                                              BY:
                                                  ---------------------------

DATED: November 8 , 1994.
       ----------     --
                                              BY: Domenic A. Boriello
                                                  ---------------------------
                                                  (TYPE NAME OF OFFICER)

                                                  Domenic A. Borriello
                                                  Assistant Secretary
                                                  ---------------------------
                                                  (TITLE OF OFFICER)




                                      -2-

(FLA - 1959)